UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported): May 30, 2006

                               S.Y. BANCORP, INC.
             (Exact name of registrant as specified in its charter)


          Kentucky                        0-17262                61-1137529
          --------                        -------                ----------
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)


               1040 East Main Street, Louisville, Kentucky, 40206
               --------------------------------------------------
                    (Address of principal executive offices)


                                 (502) 582-2571
                                 --------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.

On May 30, 2006, S.Y. Bancorp notified the trustee of its 9.00% cumulative trust preferred securities of its election to redeem all of the securities on July 1, 2006. On May 31, 2006, the Company issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated by reference, announcing the redemption of these securities, a $20 million issuance that was set to mature in June 2031.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

        D. Exhibits

           99.1      Press Release dated May 31, 2006.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:   May 31, 2006                      S.Y. BANCORP, INC.

                                          By:   /s/ Nancy B. Davis
                                                --------------------------------
                                                 Nancy B. Davis, Executive Vice
                                                 President, Treasurer and Chief
                                                 Financial Officer